EXHIBIT 99-2

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FINANCIAL DATA
SBC COMMUNICATIONS INC.
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CONSOLIDATED STATEMENTS OF INCOME
Dollars in millions except per share amounts
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Unaudited                                             Three Months Ended
                                              ----------------------------------
                                                3/31/01     3/31/00     % Change
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OPERATING REVENUES
  Landline local service                       $  5,568     $  5,124        8.7%
  Wireless subscriber                                54        1,500       --
  Network access                                  2,603        2,665       -2.3%
  Long distance service                             793          803       -1.2%
  Directory advertising                             830          882       -5.9%
  Other                                           1,342        1,579      -15.0%
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    TOTAL OPERATING REVENUES                     11,190       12,553      -10.9%
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OPERATING EXPENSES
  Operations and support                          6,083        7,214      -15.7%
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     EBITDA *                                     5,107        5,339       -4.3%
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  Depreciation and amortization                   2,448        2,263        8.2%
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    TOTAL OPERATING EXPENSES                      8,531        9,477      -10.0%
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OPERATING INCOME                                  2,659        3,076      -13.6%
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INTEREST EXPENSE                                    459          356       28.9%
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INTEREST INCOME                                     178           24       --
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EQUITY IN NET INCOME OF AFFILIATES                  401          200       --
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OTHER INCOME (EXPENSE) - NET                        106           17       --
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INCOME BEFORE INCOME TAXES                        2,885        2,961       -2.6%
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INCOME TAXES                                      1,021        1,139      -10.4%
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INCOME BEFORE EXTRAORDINARY ITEM                  1,864        1,822        2.3%
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EXTRAORDINARY ITEM, NET OF TAX                      (10)        --         --
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NET INCOME                                     $  1,854     $  1,822        1.8%
================================================================================

BASIC EARNINGS PER SHARE:
Income Before Extraordinary Item               $   0.55     $   0.54        1.9%
Net Income                                     $   0.55     $   0.54        1.9%
Weighted Average Common
  Shares Outstanding (000,000)                    3,377        3,396       -0.6%
DILUTED EARNINGS PER SHARE:
Income Before Extraordinary Item               $   0.55     $   0.53        3.8%
Net Income                                     $   0.54     $   0.53        1.9%
Weighted Average Common
  Shares Outstanding with
    Dilution (000,000)                            3,413        3,432       -0.6%
DILUTED EARNINGS PER SHARE BEFORE
GOODWILL CHARGES:
Income Before Extraordinary Item               $   0.57     $   0.57       --
Net Income                                     $   0.57     $   0.57       --

* EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization.



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FINANCIAL DATA
SBC COMMUNICATIONS INC.
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CONSOLIDATED BALANCE SHEETS
Dollars in millions except per share amounts
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Unaudited                                                   3/31/01    12/31/00
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ASSETS
CURRENT ASSETS
 Cash and cash equivalents                                 $     551  $     643
 Accounts receivable - net of allowances for
  Uncollectibles of $1,008 and $1,032                          9,315     10,144
 Prepaid expenses                                                999        550
 Deferred income taxes                                           612        671
 Notes receivable from Cingular Wireless                       9,138      9,568
 Other current assets                                          1,099      1,640
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  Total current assets                                        21,714     23,216
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Property, Plant and Equipment - at cost                      121,365    119,753
 Less: Accumulated depreciation and amortization              73,815     72,558
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PROPERTY, PLANT AND EQUIPMENT - NET                           47,550     47,195
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INTANGIBLE ASSETS - NET OF ACCUMULATED
  AMORTIZATION OF $557 AND $746                                5,022      5,475
INVESTMENTS IN EQUITY AFFILIATES                              11,399     12,378
OTHER ASSETS                                                  11,640     10,387
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   TOTAL ASSETS                                               97,325  $  98,651
================================================================================
LIABILITIES AND SHAREOWNERS' EQUITY
CURRENT LIABILITIES
 Debt maturing within one year                             $  10,643  $  10,470
 Accounts payable and accrued liabilities                     13,770     15,432
 Accrued taxes                                                 2,645      3,592
 Dividends payable                                               867        863
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  Total current liabilities                                   27,925     30,357
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LONG-TERM DEBT                                                16,561     15,492
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DEFERRED CREDITS AND OTHER NONCURRENT LIABILITIES
 Deferred income taxes                                         7,288      6,806
 Postemployment benefit obligation                             9,811      9,767
 Unamortized investment tax credits                              302        318
 Other noncurrent liabilities                                  4,622      4,448
  Total deferred credits and other noncurrent liabilities     22,023     21,339
================================================================================
CORPORATION-OBLIGATED MANDATORILY REDEEMABLE
  PREFERRED SECURITIES OF SUBSIDIARY TRUSTS                      500      1,000
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SHAREOWNERS' EQUITY
 Common shares issued ($1 par value)                           3,433      3,433
 Capital in excess of par value                               12,105     12,125
 Retained earnings                                            19,333     18,341
 Guaranteed obligations of employee stock ownership plans        (21)       (21)
 Deferred Compensation - LESOP                                   (33)       (37)
 Treasury shares (at cost)                                    (2,933)    (2,071)
 Accumulated other comprehensive income                       (1,568)    (1,307)
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  Total shareowners' equity                                   30,316     30,463
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   TOTAL LIABILITIES AND SHAREOWNERS' EQUITY               $  97,325  $  98,651
================================================================================

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FINANCIAL DATA

SBC COMMUNICATIONS INC.
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CONSOLIDATED STATEMENT OF CASH FLOWS
Dollars in millions, increase (decrease) in cash and cash equivalents
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Unaudited                                                  Three months ended
                                                          3/31/01     3/31/00
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OPERATING ACTIVITIES
Net income                                                $ 1,854     $ 1,822
Adjustments to reconcile net income to
net cash provided by operating activities:
 Depreciation and amortization                              2,448       2,263
 Undistributed earnings from investments
   in equity affiliates                                       216        (152)
 Provision for uncollectible accounts                         230         211
 Amortization of investment tax credits                       (16)        (18)
 Deferred income tax expense                                  649         352
 Gain on sale of investments                                 (129)       (191)
 Extraordinary item, net of tax                                10        --
Changes in operating assets and liabilities:
  Accounts receivable                                         574         408
  Other current assets                                       (386)       (508)
  Accounts payable and accrued liabilities                 (2,468)       (581)
 Other - net                                               (1,032)       (657)
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Total adjustments                                              96       1,127
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Net Cash Provided by Operating Activities                   1,950       2,949
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INVESTING ACTIVITIES
Construction and capital expenditures                      (2,807)     (2,349)
Investments in affiliates                                   1,158        (103)
Proceeds from short-term investments                          510        --
Dispositions                                                  244         215
Acquisitions
                                                             --        (3,663)
Other                                                           1           1
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Net Cash Used in Investing Activities                        (894)     (5,899)
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FINANCING ACTIVITIES
Net change in short-term borrowings with
 original maturities of three months or less                  (84)      4,867
Issuance of long-term debt                                  2,238        --
Repayment of long-term debt                                  (980)       (526)
Early extinguishment of corporation-obligated
 mandatorily redeemable Preferred securities
  of subsidiary trusts                                       (500)       --
Purchase of treasury shares                                (1,065)       (284)
Issuance of treasury shares                                    90
                                                                           60
Dividends paid                                               (859)       (834)
Other                                                          12          29
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Net Cash Provided by (Used in) Financing Activities        (1,148)      3,312
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Net increase (decrease) in cash and cash equivalents          (92)        362
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Cash and cash equivalents beginning of year                   643         495
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CASH AND CASH EQUIVALENTS END OF PERIOD                   $   551     $   857
================================================================================

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FINANCIAL DATA
SBC COMMUNICATIONS INC.
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Consolidated Statements of Income - Normalized
Dollars in millions except per share amounts
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Unaudited                                             Three Months Ended
                                             -----------------------------------
                                              3/31/01      3/31/00      % Change
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OPERATING REVENUES
  Landline local service                     $  5,568     $  5,124        8.7%
  Wireless subscriber                           1,688        1,500       12.5%
  Network access                                2,592        2,665       -2.7%
  Long distance service                           793          803       -1.2%
  Directory advertising                           830          882       -5.9%
  Other                                         1,673        1,579        6.0%
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    TOTAL OPERATING REVENUES                   13,144       12,553        4.7%
================================================================================
OPERATING EXPENSES
  Operations and support                        7,980        7,262        9.9%
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     EBITDA *                                   5,164        5,291       -2.4%
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  Depreciation and amortization                 2,408        2,192        9.9%
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    TOTAL OPERATING EXPENSES                   10,388        9,454        9.9%
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OPERATING INCOME                                2,756        3,099      -11.1%
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INTEREST EXPENSE                                  483          356       35.7%
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INTEREST INCOME                                    79           24       --
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EQUITY IN NET INCOME OF AFFILIATES                188          200       -6.0%
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OTHER INCOME (EXPENSE) - NET                      136           17       --
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INCOME BEFORE INCOME TAXES                      2,676        2,984      -10.3%
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INCOME TAXES                                      937        1,074      -12.8%
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INCOME BEFORE EXTRAORDINARY ITEM                1,739        1,910       -9.0%
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EXTRAORDINARY ITEM, NET OF TAX                    (10)        --         --
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NET INCOME                                   $  1,729     $  1,910       -9.5%
================================================================================
BASIC EARNINGS PER SHARE:
Income Before Extraordinary Item             $   0.52     $   0.56       -7.1%
Net Income                                   $   0.51     $   0.56       -8.9%
Weighted Average Common
  Shares Outstanding (000,000)                  3,377        3,396       -0.6%
DILUTED EARNINGS PER SHARE:
Income Before Extraordinary Item             $   0.51     $   0.56       -8.9%
Net Income                                   $   0.51     $   0.56       -8.9%
Weighted Average Common Shares
  Outstanding with Dilution (000,000)           3,413        3,432       -0.6%
DILUTED EARNINGS PER SHARE BEFORE
GOODWILL CHARGES:
Income Before Extraordinary Item             $   0.54     $   0.58       -6.9%
Net Income                                   $   0.53     $   0.58       -8.6%
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The first quarter of 2001 reflects 60% proportional consolidation of Cingular actual results plus the residual wireless properties we hold that have not yet been contributed to Cingular. First quarter 2000 results reflect the historical results of our wireless businesses that have been or will be contributed to Cingular.

*    EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization.

NORMALIZED 2001 NET INCOME EXCLUDED THE FOLLOWING SPECIAL ITEMS:

Pension settlement gains of ($330) related to management employees, primarily resulting from a voluntary retirement program net of costs associated with that program. Combined charges of $205 related to impairment of our cable operations..

NORMALIZED 2000 NET INCOME EXCLUDED THE FOLLOWING SPECIAL ITEMS:

Pension settlement gains of ($161) primarily related to employees who terminated employment during 1999.

A charge of $132 related to in-process research and development from the March 2000 acquisition of Sterling. Costs of $117 associated with strategic initiatives and other adjustments resulting from the merger integration process with Ameritech.


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FINANCIAL DATA
SBC COMMUNICATIONS INC.
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CONSOLIDATED STATEMENTS OF INCOME - NORMALIZED (UNAUDITED)
          (Dollars in millions)                    Three Months Ended
                                          -----------------------------------
WIRELINE                                    3/31/01      3/31/00    % Change
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OPERATING REVENUES
  Local service                            $  5,564     $  5,128        8.5%
  Network access                              2,603        2,688       -3.2%
  Long distance service                         748          763       -2.0%
  Other                                       1,192        1,046       14.0%
    TOTAL OPERATING REVENUES                 10,107        9,625        5.0%
================================================================================
OPERATING EXPENSES
  Operations and support                      6,182        5,408       14.3%
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EBITDA *                                      3,925        4,217       -6.9%
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  Depreciation and amortization               1,967        1,787       10.1%
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    TOTAL OPERATING EXPENSES                  8,149        7,195       13.3%
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OPERATING INCOME                              1,958        2,430      -19.4%
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INTEREST EXPENSE                                333          317        5.0%
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OTHER INCOME (EXPENSE) - NET                     15           22      -31.8%
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INCOME BEFORE INCOME TAXES                 $  1,640     $  2,135      -23.2%
================================================================================
WIRELESS **
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OPERATING REVENUES
  Subscriber Revenues                      $  1,688     $  1,500       12.5%
  Other                                         343          326        5.2%
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    TOTAL OPERATING REVENUES                  2,031        1,826       11.2%
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OPERATING EXPENSES
  Operations and support                      1,455        1,173       24.0%
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EBITDA *                                        576          653      -11.8%
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  Depreciation and amortization                 287          279        2.9%
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    TOTAL OPERATING EXPENSES                  1,742        1,452       20.0%
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OPERATING INCOME                                289          374      -22.7%
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INTEREST EXPENSE                                142           39       --
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EQUITY IN NET INCOME OF AFFILIATES                7            1       --
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OTHER INCOME (EXPENSE) - NET                     35          (35)      --
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INCOME BEFORE INCOME TAXES                 $    189     $    301      -37.2%
================================================================================

** The first quarter of 2001 reflects 60% proportional consolidation of Cingular actual results plus the residual wireless properties we hold that have not yet been contributed to Cingular. First quarter 2000 results reflect the historical results of our wireless businesses that have been or will be contributed to Cingular.

DIRECTORY
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OPERATING REVENUES                         $    824     $    871       -5.4%
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OPERATING EXPENSES
  Operations and support                        440          482       -8.7%
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EBITDA *                                        384          389       -1.3%
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  Depreciation and amortization                   9            8       12.5%
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    TOTAL OPERATING EXPENSES                    449          490       -8.4%
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OPERATING INCOME                                375          381       -1.6%
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INTEREST EXPENSE                               --              3       --
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OTHER INCOME (EXPENSE) - NET                      5            5       --
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INCOME BEFORE INCOME TAXES                 $    380     $    383       -0.8%
================================================================================
INTERNATIONAL
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OPERATING REVENUES                         $     70     $     61       14.8%
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OPERATING EXPENSES                               75           89      -15.7%
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OPERATING INCOME (LOSS)                          (5)         (28)      --
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INTEREST EXPENSE                                  1           70      -98.6%
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EQUITY IN NET INCOME OF AFFILIATES              177          199      -11.1%
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OTHER INCOME (EXPENSE) - NET                    107          138      -22.5%
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INCOME BEFORE INCOME TAXES                 $    278     $    239       16.3%
================================================================================

*    EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization.